UNITED STATES BANKRUPTCY COURT
                            WESTERN DISTRICT OF TEXAS

IN RE:                                             sec.
                                                   sec.      CASE NO. 02-14222FM
XETEL CORPORATION                                  sec.            Chapter 11


               DISCLOSURE STATEMENT FOR THE FIRST AMENDED PLAN OF
                 LIQUIDATION, PROPOSED BY XETEL CORPORATION AND
                  THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS
                  ---------------------------------------------

                                TABLE OF CONTENTS


  I.    INTRODUCTION
          A.  The Debtor.....................................................1
          B.  Purpose of Disclosure Statement................................1
          C.  Explanation of Chapter 11......................................2
          D.  Filing Proofs of Claim or Interest.............................4
          E.  Voting on the Plan.............................................4
          F.  Confirmation Hearing on the Plan...............................5

  II.   REPRESENTATIONS

  III.  INFORMATION CONCERNING THE DEBTOR7
          A.  History of Debtor..............................................7
          B.  Results of Operations of Debtor-in-Possession..................8
          C.  Future of Debtor ..............................................8

  IV.   ANALYSIS AND VALUATION OF PROPERTY

  V.    SUMMARY OF THE PLAN
          A.  General........................................................9
              1.   United States Trustee Fees................................9
          B.  Provisions for Treatment of Classes of Claims and
                     Equity Interests........................................9
              1.   Class I-Administrative Claims.............................9
              2.   Class II-Priority Non-Tax Claims.........................10
              3.   Class III-Priority Tax Claims............................10
              4.   Class IV-General Unsecured Claims........................10
              5.   Class V-Equity Interest Holders..........................10
          C.  Means for Implementation of the Plan..........................10
              1.   Payment of Administrative Expense Claims.................11
              2.   Payment of Allowed Priority Tax Claims or
                     Priority Claims........................................11
              3.   Payment to the United States Trustee ....................11
              4.   Cash Collateral Orders ..................................11
              5.   Documentation............................................12
              6.   Other Obligations of the Debtor .........................12
              7.   Sources of Cash for Plan Distributions ..................12
          D.  Feasibility...................................................13
          E.  Alternative to the Proposed Plan..............................13
          F.  Risks to Creditors under the Debtor's Plan....................13
          G.  Summary of Significant Orders Entered During the Case.........13

  VI.   GENERAL INFORMATION ABOUT THE CLAIMS PROCEDURE13
          A.  Procedures for Resolving Contested Claims.....................14
          B.  Pending Litigation, Actions Pertaining to Fraudulent
                Transfers, Voidable Preferences and Equitable
                Subordination; and Executory Contracts......................15

  VII.  SECURITIES LAWS CONSIDERATIONS .....................................16

  VIII. CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN ................16

  IX.   CONFIRMATION OF THE DEBTOR'S PLAN ..................................17
          A.  Confirmation Hearing..........................................17
          B.  Requirements for Confirmation of Plan.........................18
          C.  Cramdown......................................................19

  X.    VOTING PROCEDURES AND REQUIREMENTS .................................21
          A.  Ballots and Voting Deadline...................................21
          B.  Creditors Entitled to Vote....................................21
          C.  Definition of Impairment......................................22
          D.  Classes Impaired Under the Debtors' Plan......................22
          E.  Vote Required for Class Acceptance............................23

  XI.   IMPLEMENTATION OF THE PLAN  ........................................23
          A.  Modification to the Plan......................................23
          B.  Retention of Jurisdiction.....................................24

  XII.  CONCLUSION .........................................................24

                         UNITED STATES BANKRUPTCY COURT
                            WESTERN DISTRICT OF TEXAS

IN RE:                                         sec.
                                               sec.      CASE NO. 02-14222FM
XETEL CORPORATION                              sec.          Chapter 11


            DISCLOSURE STATEMENT FOR THE PLAN OF LIQUIDATION PROPOSED
               BY XETEL CORPORATION AND THE OFFICIAL COMMITTEE OF
               --------------------------------------------------
                    UNSECURED CREDITORS OF XETEL CORPORATION
                    ----------------------------------------

         INTRODUCTION.

         This Disclosure Statement is submitted by XeTel Corporation ("XeTel" or "Debtor") in connection with the Plan of Liquidation proposed by Debtor and the Official Committee of Unsecured Creditors of XeTel Corporation.

         A.   THE DEBTOR.

         The Debtor, a Texas corporation, filed a Voluntary Petition for Relief under Chapter 11 of the United States Bankruptcy Code, 11 U.S.C. sec. 101 et. seq. (the "Bankruptcy Code") in the United States Bankruptcy Court for the Western District of Texas, Austin Division, on October 21, 2002 (the "Petition Date"). Since that time, the Debtor has operated as the Debtor-in-Possession pursuant to the provisions of 11 U.S.C. sec.sec. 1107 and 1108. The Debtor was engaged in the business of providing contract electronics manufacturing services. Capitalized terms used herein, but not expressly defined, are defined in Article I of the Plan of Reorganization ("Plan") proposed by the Debtor and the Committee, the form of which is enclosed herewith. B. Purpose of Disclosure Statement.

         B.   PURPOSE OF THE DISCLOSURE STATEMENT

         The purpose of this Disclosure Statement is to enable the Creditors and holders of Interests in the Debtor, to make an informed decision with respect to the Plan prior to your vote on the Plan. After notice and a hearing, the Court approved this Disclosure Statement as containing information, of a kind and in sufficient detail, adequate to enable the Creditors and holders of Interests in the Debtor to make an informed judgment with respect to acceptance or rejection of the Plan. THE COURT'S APPROVAL OF THIS DISCLOSURE STATEMENT DOES NOT CONSTITUTE EITHER A GUARANTY OF THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED HEREIN OR AN ENDORSEMENT OF THE PLAN.

         This Disclosure Statement should be read in its entirety prior to voting on the Plan. The voting process is discussed in Section E herein. This Disclosure Statement describes various transactions contemplated under the Plan. No solicitation of any vote for or against the Plan may be made except pursuant to this Disclosure Statement and sec.1125 of the Bankruptcy Code and no person has been authorized to utilize any information concerning the Debtor or their business other than the information CONTAINED in this Disclosure Statement. Each Creditor or holder of Interests is urged to study the Plan in full and to consult with your legal counsel about the Plan and its effect.

         C.   EXPLANATION OF CHAPTER 11.

         Chapter 11 is the principal reorganization chapter of the Bankruptcy Code. Upon the commencement of a Chapter 11 case, sec.362 of the Bankruptcy Code provides for an automatic stay of all attempts to collect from a debtor claims that arose prior to the bankruptcy filing. Generally speaking, the automatic stay prohibits interference with a debtor's property or businesses.

         Under Chapter 11, a debtor attempts to reorganize its business for the benefit of the debtor, its creditors, and interest holders. Chapter 11 also allows a debtor to utilize the provisions of the Bankruptcy Code to conduct an orderly liquidation of its assets, which is the situation in this case. Formulation of a plan of reorganization is the primary purpose of a reorganization case under Chapter 11 of the Bankruptcy Code. A plan of reorganization sets forth the means for satisfying the Creditors and holders of claims against, and interests in, a debtor. Generally, a claim against a debtor arises from a normal debtor/creditor transaction, such as a promissory note or a trade creditor. An interest in the debtor is held by a party that owns equity of the debtor, such as a partner in a partnership case or a stockholder in a corporate case.

         After a plan has been filed with the Court, it must be accepted by holders of certain claims against, or interests in, the debtor. Section 1125 of the Bankruptcy Code requires a plan proponent to fully disclose to creditors and interest holders sufficient information about the debtor, its assets and the plan of reorganization before acceptances of that plan may be solicited. This Disclosure Statement is being provided to the Creditors and holders of Interests in the Debtor, to satisfy the requirements of sec.1125 of the Bankruptcy Code.

         The Bankruptcy Code provides that claimants and interest holders are to be grouped into "classes" under a plan and that they will vote to accept or reject a plan by class. While bankruptcy courts have expressed various methods to be used in classifying claimants, a general rule of thumb is that creditors and interest holders with similar legal rights are placed together in the same class. For example, all creditors entitled to priority under the Bankruptcy Code might be placed in one class, while all creditors holding general unsecured claims might be placed in a separate class.

         The Bankruptcy Code does not require that each holder of a Claim against the Debtor vote in favor of the Plan in order for the Court to confirm the Plan. Rather, the Plan must be accepted by each Class of Creditors (subject to an exception discussed below). In order for the Plan to be accepted by a Class of Creditors, those Creditors holding at least two-thirds (2/3) in dollar amount and more than one-half (1/2) in number of Allowed Claims actually voting on the Plan in such Class must vote for the Plan. For example, if a Class has ten (10) Creditors that vote and the total dollar amount of those ten (10) Creditors' claims is $1,000,000, then for such Class to have accepted the Plan, six (6) or more of those Creditors must have voted to accept the Plan (a simple majority) and the Claims of the Creditors voting to accept the Plan must exceed $666,667 (a 2/3 majority).

         The Court may confirm the Plan even though fewer than all Classes of Claims and Interests vote to accept the Plan. In this instance, the Plan must be accepted by at least one "impaired" Class of Claims, without including any acceptance of the Plan by an insider. Section 1124 of the Bankruptcy Code defines "impairment" and generally provides that a claim which will not be repaid in full or as to which legal rights are altered under a plan is deemed to be "impaired." An interest that is adversely affected under a plan is deemed to be "impaired." Under the Plan, all classes except Classes I and II are impaired.

         Even if all impaired Classes of Claims or Interests under the Plan do not vote to accept the Plan, the Plan Proponent (i.e., in this Plan, the Debtor and the Committee) may nevertheless request the Court to confirm the Plan pursuant to the "cramdown" provisions of sec.1129(b) of the Bankruptcy Code. Those provisions permit the Plan to be confirmed over the objections of Creditors or holders of Interests if the Court determines that the Plan does not discriminate unfairly and is fair and equitable with respect to each impaired, dissenting Class of Claims or Interests.

         Independent of the acceptance of the Plan by all Classes of Claims and Interests, in order to confirm the Plan, the Court must determine that the requirements of sec. 1129(a) of the Bankruptcy Code have been satisfied. See infra "Requirements for Confirmation of the Plan," Article IX, for a complete discussion of the sec. 1129(a) requirements for confirmation of a plan of reorganization. The Debtor believes that the Plan satisfies each of the requirements of sec. 1129(a) of the Bankruptcy Code for confirmation.

         Confirmation makes the Plan binding upon the Debtor, all Creditors and Interest Holders, and other parties in interest, whether or not they have accepted the Plan.

         D.   FILING PROOFS OF CLAIM OR INTEREST.

         In order to participate in the payments and other distributions under the Plan, a Creditor must have an Allowed Claim against, or Interest in the Debtor. The first step in obtaining an Allowed Claim or Interest is generally filing a Proof of Claim or Proof of Interest.

         A Proof of Claim or Proof of Interest is deemed filed for any Claim or Interest that appears in the Schedules which were filed in this case, except a Claim or Interest that is scheduled as disputed, contingent, unliquidated or in an unknown amount. In other words, if a Creditor or Interest Holder agrees with the amount of the Claim or Interest as scheduled by the Debtor and that Claim or Interest is not listed in the Schedules as being disputed, contingent, or unliquidated, it is not necessary that a separate Proof of Claim or Proof of Interest be filed.

         Claims or Interests that are unscheduled, or which are scheduled as disputed, contingent, or unliquidated, or which vary in amount from the amount claimed by the Creditor or Interest Holder shall be recognized and allowed only if a Proof of Claim or Proof of Interest is timely filed. The Schedules are on file with the Clerk of the Court and are available for inspection during regular Court hours. The Court has set a deadline of February 10, 2003, for filing Proofs of Claim or Proofs of Interest by non-government Claimants and May 12, 2003, for government Claimants in this case.

         E.   VOTING ON THE PLAN.

         The Debtor is soliciting acceptances of the Plan from the Creditors and holders of Interests in Classes III and IV. Each of these Classes is impaired under the Plan. Classes I and II consist of Creditors whose treatment is payment in full and who are not entitled to vote under the Plan because they are unimpaired. Pursuant to the Bankruptcy code and Rules, such Classes are deemed to have accepted the Plan. Class V is receiving nothing, and all equity interests are being canceled. As such, Class V is deemed to have rejected the Plan.

         Each Creditor or Interest Holder entitled to vote on the Plan as of the date the Court approves this proposed Disclosure Statement may vote by completing, dating and signing a ballot enclosed with this Disclosure Statement as instructed below. Any holder of an Allowed Claim or Interest in Classes III and IV, is entitled to vote to accept or reject the Plan.

         Any Claim as to which an objection is filed is not entitled to vote, unless the Court, upon application or motion of the Creditor or Interest Holder whose Claim has been objected to, temporarily allows the Claim in an amount that it deems proper for the purpose of accepting or rejecting the Plan. A vote may be disregarded or disallowed if the Court determines that it was not solicited or procured in good faith or in accordance with the provisions of the Bankruptcy Code.

         BEFORE COMPLETING YOUR BALLOT, PLEASE READ THE VOTING INSTRUCTION SHEET THAT ACCOMPANIES THE BALLOT CAREFULLY. After completing, dating and signing the ballot, your ballot must be delivered to counsel for the Debtor at the following address in order to be counted:

                           Hohmann, Taube & Summers, L.L.P.
                           Attention: XeTel Ballots
                           100 Congress Avenue, Suite 1600
                           Austin, Texas 78701


         IN ORDER TO BE COUNTED YOUR BALLOT MUST BE ACTUALLY RECEIVED AT THE FOREGOING ADDRESS NO LATER THAN 5:00 P.M., CENTRAL TIME, ON MAY 12, 2003. IF YOUR BALLOT IS ACTUALLY RECEIVED AFTER THAT DATE AND/OR TIME, IT MAY NOT BE COUNTED.

         Ballots may be cast by facsimile transmission to counsel for the Debtor
(512) 472-5248, provided:

                 o the facsimile is actually received and time-stamped prior to the voting deadline;
                        and

                 o the original signed ballot, postmarked not late than the day of the voting deadline, is mailed to and received by counsel for the Debtor.

         IN ORDER TO AVOID THE POSSIBILITY OF YOUR FACSIMILE VOTE BEING BACKED UP IN TRANSMISSION AND NOT BEING COUNTED, YOU ARE REQUESTED TO DISPATCH YOUR TRANSMISSION PRIOR TO 6:00 O'CLOCK P.M., CENTRAL TIME, ON THE DAY BEFORE THE VOTING DEADLINE.

         Ballots that are signed and timely returned to the address indicated above, but which do not expressly indicate a vote either to accept or reject the Plan will be counted by the Debtor as an acceptance of the Plan.

         F.   CONFIRMATION HEARING ON THE PLAN.

         Section 1128(a) of the Bankruptcy Code requires the Court, after notice, to hold a hearing on confirmation of a plan of reorganization. As indicated previously, the Court has scheduled the

         Confirmation Hearing on the Plan for May 19, 2003 at 1:30 p.m., before the Honorable Frank Monroe, United States Bankruptcy Judge, in his courtroom, 901 San Jacinto, 3rd Floor, Austin, Texas 78701.

         Section 1128(b) of the Bankruptcy Code provides that any party in interest may object to confirmation of a plan. Any objection to confirmation of the Plan must be made in writing. Written objections to confirmation of the Plan, if any, must be filed with the Court and a copy of such written objections must be actually received by counsel for the Debtor at the above address and counsel for the Committee, Patrick Huffstickler, Cox & Smith Incorporated, 112
E. Pecan Street, Suite 1800, San Antonio, Texas 78205, Fax (210) 226-8395; on or before 5:00 p.m., Central Time, on May 12, 2003. Objections not timely filed and actually received by the Debtor's and the Committee's counsel will not be considered by the Court.

II. REPRESENTATIONS.

         NO REPRESENTATIONS OR OTHER STATEMENTS CONCERNING THE DEBTOR (PARTICULARLY AS TO THE VALUE OF ITS ASSETS WHICH ARE BASED SOLELY UPON THE DEBTOR'S ESTIMATES UNLESS OTHERWISE EXPRESSLY STATED HEREIN) ARE AUTHORIZED BY THE DEBTOR OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS DISCLOSURE STATEMENT.

         ANY REPRESENTATIONS OR INDUCEMENTS MADE TO SECURE YOUR ACCEPTANCE, WHICH ARE OTHER THAN AS SET FORTH IN THIS DISCLOSURE STATEMENT, SHOULD NOT BE RELIED UPON BY YOU IN ARRIVING AT YOUR DECISIONS. ANY SUCH ADDITIONAL REPRESENTATIONS AND INDUCEMENTS SHOULD BE REPORTED TO COUNSEL FOR DEBTOR, ERIC
J. TAUBE, HOHMANN, TAUBE & SUMMERS, L.L.P., 100 CONGRESS AVE., SUITE 1600, AUSTIN, TEXAS 78701, WHO SHALL DELIVER SUCH INFORMATION TO THE COURT WHICH MAY TAKE SUCH ACTION AS IT DEEMS APPROPRIATE.

         THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY AUDITED. THE RECORDS KEPT BY THE DEBTOR RELY FOR THEIR ACCURACY UPON BOOKKEEPING PERFORMED BOTH INTERNALLY AND BY OUTSIDE SERVICES. FOR THIS REASON, THE DEBTOR DOES NOT WARRANT OR REPRESENT THAT THE INFORMATION CONTAINED HEREIN IS CORRECT, ALTHOUGH EVERY REASONABLE EFFORT HAS BEEN MADE TO BE ACCURATE. THIS DISCLOSURE STATEMENT CONTAINS ONLY A BRIEF SUMMARY OF THE PLAN AND IS QUALIFIED IN ITS ENTIRETY BY TERMS AND PROVISIONS OF THE PLAN. EACH CREDITOR, INTEREST HOLDER, AND PARTY-IN-INTEREST IS URGED TO REVIEW THE PLAN IN FULL PRIOR

TO VOTING ON THE PLAN TO INSURE A COMPLETE UNDERSTANDING OF THE PLAN AND THIS DISCLOSURE STATEMENT.

         THIS DISCLOSURE STATEMENT IS INTENDED FOR THE SOLE USE OF CREDITORS, INTEREST HOLDERS, AND PARTIES-IN-INTEREST TO MAKE AN INFORMED DECISION ABOUT THE PLAN. ALL REPRESENTATIONS HAVE BEEN MADE AS OF THE DATE HEREOF, AND THERE SHALL BE NO IMPLICATION THAT THERE HAS NOT BEEN OR CANNOT BE A CHANGE IN CIRCUMSTANCES SINCE THE DATE HEREOF.

         THIS DISCLOSURE STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE STATEMENTS CONTAINED HEREIN.

         THE COURT'S APPROVAL OF THIS DISCLOSURE STATEMENT DOES NOT CONSTITUTE AN ENDORSEMENT BY THE COURT OF THIS PLAN OR GUARANTEE THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED HEREIN.

III.  INFORMATION CONCERNING THE DEBTOR.

              History of Debtor.
              -----------------

         Incorporated in Texas in 1984 (and reincorporated in Delaware in 1992), XeTel was engaged in contract manufacturing services to original equipment manufacturers that design and sell networking, telecommunications, computer, industrial and medical products. XeTel became a public company in 1996, and was listed on the Nasdaq National Market. The company grew with the growth of the technology and telecommunication industry in Texas, and opened a production facility in Dallas, Texas in 1996, to complement its existing Austin facility. XeTel also opened a facility in San Ramon, California in 1996, which closed in January 2001.

         With the decline in the technology and telecommunications industries, XeTel began experiencing cash flow problems in 2001. XeTel responded with various cost-cutting efforts and, in October 2001, engaged Focus Management Group USA, Inc. ("Focus") to assist XeTel with various turnaround issues. The relationship with Focus was ultimately unsuccessful, and, as set forth in
Section VI.B below, led XeTel to file a lawsuit against Focus.

         In June 2002, facing continuing financial difficulties, XeTel engaged Lincoln Partners, LLC as an investment banker for the purpose of assisting XeTel with a sale or merger of all or part of its businesses. After extensive efforts by Lincoln, XeTel entered serious negotiations with Plexus Corp., which were ultimately unsuccessful. With Lincoln's assistance, XeTel later consummated a sale of part of its business and assets to Celestica Acquisition Corporation culminating in an Asset Purchase Agreement ("APA") dated October 18, 2002. XeTel filed its Voluntary Petition initiating this proceeding on October 21, 2002.

              a.  Results of Operations of Debtor-in-Possession.
              --------------------------------------------------

         The results of operations of the Debtor-in-Possession are attached hereto as Exhibit "A". Generally, the Debtor-in-Possession has operated on a very reduced staffing level, designed to maximize the recovery from liquidation of assets. At the time of filing, the Debtor employed 151 persons and, through an orderly phase-out, has reduced that number to 5 persons, all on a contract basis.

         The Debtor obtained an Order approving the APA with Celestica on November 25, 2002. As originally contemplated, XeTel was to convey certain fixed assets along with four (4) customer relationships to Celestica. Only one of the four, Raytheon, ultimately transferred, reducing the purchase price from $2,250,000.00 to $1,350,000.00, subject to potential adjustments as set forth in the APA.

         The Debtor has liquidated other fixed assets during its bankruptcy, resulting in the realization of approximately $400,000.00. The Debtor has also collected accounts receivable totaling $4,900,000.00, and has received $400,000.00 from inventory sales. The Debtor is continuing to collect receivables and liquidate assets.

         C.   FUTURE OF DEBTOR.

         The Debtor will have no ongoing operations. The Debtor will continue to liquidate its assets, and at the Effective Date for its Plan, will also convey its remaining assets to the Plan Trust for the benefit of unsecured creditors and for distributions to unsecured creditors.

IV.    ANALYSIS AND VALUATION OF PROPERTY.

     A listing and book value of the Debtor's primary assets and property as of the Petition Date is contained in the Schedules filed with the Bankruptcy Court. The book value of such assets was listed as approximately $15 million. These values do not include the value, if any, for tax attributes attributable to Debtor's net operating losses. The actual value received for the assets is much smaller. The Debtor currently has approximately $4,700,000.00 cash on hand and estimates that liquidation of all remaining assets will result in recovery to the Plan Trust of at least an additional

$750,000.00, with additional sums possible as a result of pending and/or anticipated litigation against Ericsson, Inc. and Focus Management Company USA, Inc. (see Section VI.B., below).

V.       SUMMARY OF THE PLAN.

         A.   GENERAL.

         Enclosed with this Disclosure Statement is a complete copy of the Debtor's Plan of Reorganization. For specific details of the Plan of Reorganization, reference should be made to the Plan in its entirety. All capitalized terms used herein shall have the meanings as set forth in Article I of the Plan. The summary provided below is merely for the convenience of anyone reading the Disclosure Statement and to the extent that this summary in any way conflicts with the actual Plan, the terms of the Plan will prevail.

         In general, the Plan contemplates that administrative claimants shall be paid in full, unsecured creditors will receive all remaining assets, and equity interest holders will receive nothing on account of their ownership interests.

              1.  United States Trustee Fees.  All fees and charges assessed
                  --------------------------
against the Debtor or its Estate under Chapter 123 of Title 28 of the U.S. Code, 28 U.S.C.sec.sec.1911 - 1930 shall be paid in full in Cash.

         B.   Provisions for  Treatment  of  Classes  of  Claims  and Equity
              Interests

              1.  Class   I-Administrative   Claims.   Each   holder  of  an
                  ---------------------------------
Allowed Administrative Claim shall receive from the Debtor with respect to such Allowed Claim, either (i) the amount of such Allowed Claim from the Debtor, in one (1) cash payment on the later of (a) the Effective Date, (b) the date that is sixty (60) days after a request for payment of the Claim is filed, (c) the date that is twenty (20) days after the Claim becomes an Allowed Claim; or (ii) such other treatment as may be agreed upon in writing by such holder; provided, however, that an Allowed Administrative Claim representing a liability incurred in the ordinary course of business shall be paid by the Debtor upon presentment or otherwise in accordance with the terms of the particular transaction and any agreements relating thereto. Applications for compensation and reimbursement filed by professionals employed under section 327 of the Bankruptcy Code or otherwise employed by order of the Bankruptcy Court shall be filed no later than twenty (20) days after the Effective Date. All other requests for payment of Administrative Claims (or any other means of preserving and obtaining payment of Administrative Claims found to be effective by the Bankruptcy Court) shall be filed by the earlier of (i) thirty (30) days after the date of service of notice of the Effective Date, or (ii) any applicable bar date established by the Bankruptcy Court and noticed separately by the Debtor, and if no timely request for payment of Administrative Claim is filed, such claims shall be forever barred and shall not be assertable in any manner against the Debtor or the estate provided, no request for payment shall be required with respect to Administrative Claims that have been paid previously or with respect to Administrative Claims representing liabilities incurred in the ordinary course of business unless a dispute exists as to any such liabilities or unless the provisions of the Bankruptcy Code require approval or allowance by the Bankruptcy Court as a precondition to payments being made on any such liability.

                  2.  Class II-Priority  Non-Tax  Claims.   Each  holder  of  an
                      ----------------------------------
Allowed Class II Priority Non-Tax Claim shall be paid in full on the Effective Date. The Debtor estimates there are less than $350,000.00 in Class II Claims.

                  3.  Class III-Priority Tax Claims. Each holder of a Class III
                      -----------------------------
Priority Tax Claim shall receive payment of its Allowed Claim, in full, 12 months from the Effective Date of the Plan with interest at six percent (6%) per annum. At the option of the Debtor, the holders of Allowed Class III Claims may receive cash on the Effective Date in an amount equal to their Allowed Claims. The Debtor is currently analyzing such claims, but does not believe such claims exceed $1.3 million. Class III Claims are impaired. The Debtor has engaged Cantrell McCulloch for the purpose of assisting it with disputing certain personal property tax claims.

                  4.  Class IV-General Unsecured Claims.   Each  holder  of   an
                      ---------------------------------
Allowed Class IV General Unsecured Claim shall receive its pro rata share of the distributions made by the Plan Trustee (or by any Distribution Agent of any sums already on hand as of the Effective Date) derived from the liquidation of all assets of the Debtor, in each case less the reasonable costs and expenses (including reasonable professional fees) incurred by the Plan Trustee (or any Distribution Agent) incurred in the administration and pursuit thereof.

         Class IV claims are impaired. The total of these claims as listed in the Debtor's schedules is approximately $19,097,000.00, exclusive of lease rejection claims. The amount may vary due to objections to claims and final accounting.

                  5.  Class V-Equity Interest Holders.     Holders  of  Class  V
                      --------------------------------
interests shall not, on account of such interests, receive any distribution or retain any property of or interest whatsoever and such interests shall be canceled on the Effective Date.

         Class V Interests are impaired.

         C.   MEANS FOR IMPLEMENTATION OF THE PLAN.

                        i.  Payment of Administrative Expense Claims.

         Administrative Claims shall be paid pursuant to the terms of the Plan from cash held by Debtor.

                  2.  PAYMENT OF ALLOWED PRIORITY TAX CLAIMS OR PRIORITY CLAIMS.

         Priority non-tax claims will be paid in full on the Effective Date from cash held by Debtor. The Debtor shall cause Allowed Claims for Priority Tax Claims will be paid as provided in the Plan. Tax claimants asserting liens on property of the Estate shall retain such liens pending payment or entry of any Bankruptcy Court Order addressing such purported liens.

                  3.  PAYMENT TO THE UNITED STATES TRUSTEE.

         All fees due to the United States Trustee pursuant to 28 U.S.C. sec. 1930(a) shall be paid as and when they become due.

                  4.  CASH COLLATERAL ORDERS.

         There are no cash collateral orders in effect.

                  5.  DOCUMENTATION.

         The Debtor shall prepare all documentation to be executed in connection with the Plan, subject to approval by the Court. The Debtor shall execute documents necessary to effectuate the Plan.

                  6.  OTHER OBLIGATIONS OF THE DEBTOR.

         The Debtor and/or the Plan Trustee (as more specifically stated in the Plan) shall (i) review all Claims filed against the Estates, and if advisable, object to Claims, and (ii) investigate, prosecute, settle or dismiss all Debtor's causes of actions (depending upon the ownership of such causes of action after giving effect to the Plan). The Plan provides that all causes of action are transferred to and retained by the Plan Trustee. (See Article VII of the Plan for more details).

                  7.  SOURCES OF CASH FOR PLAN DISTRIBUTIONS

         Except as otherwise provided in the Plan or the Confirmation Order, all Cash necessary for the Debtor to make payments pursuant to the Plan shall be obtained from the sale and/or recovery of assets of the Debtor. Cash payments to be made pursuant to the Plan will be made by the Debtor and/or Plan Trustee.

         D.   FEASIBILITY.

         The Plan is feasible because allowed claims in Classes I, II, and III will be paid from cash on hand and sufficient cash exists to pay all allowed claims in full. Class IV unsecured claims will be paid pro rata from remaining cash transferred to and future cash realized by the Plan Trust. Class V interests will be canceled on the Effective Date. Thus, the Plan is feasible.

         E.   ALTERNATIVE TO THE PROPOSED PLAN.

         Other alternatives to the Plan include (i) liquidation under Chapter 7,
(ii) the dismissal of the bankruptcy case, or (iii) the proposal and acceptance of an alternative plan of reorganization. If the bankruptcy case were dismissed, the Debtor would no longer have the protection of the Court and the applicable provisions under the Bankruptcy Code. Dismissal would force a race among creditors to foreclose and liquidate the Debtor's assets. At this time, there has been no alternative plan suggested by any party.

         F.   RISKS TO CREDITORS UNDER THE DEBTOR'S PLAN.

         The risks to administrative, priority and secured creditors under the Plan are minimal, as these claims will be satisfied as of the Effective Date and/or, with respect to secured creditors, paid through liquidation of assets. Recovery by unsecured creditors will depend upon the success in recovery of remaining assets, including causes of action, fraudulent conveyances and voidable preferences.

         G.   SUMMARY OF SIGNIFICANT ORDERS ENTERED DURING THE CASE.

         The Court has entered several Orders during this case, including:

         (1)      Order  Authorizing  Sales Procedures and Setting Final Hearing
                  Re: Emergency Motion for Order (i) Approving and Establishing Notice and Sale Procedures for the Sale of Certain Assets of the Estate; (ii) Authorizing the Sale of Such Assets Free and Clear of All Liens, Claims, Interests, and Encumbrances; and
                  (iii) Authorizing the Assumption and Assignment of Certain Executory Contracts.

         (2) Joint Stipulation and Agreed Interim Order (i) Approving Post-Petition Financing, (ii) Granting Senior Liens and
                  Super-Priority Administrative Expense Treatment, (iii) Providing Adequate Protection, (iv) Modifying the Automatic Stay, (v) Authorizing Debtor to Enter Into Agreements with Lender, and (vi) Setting Final Hearing Pursuant to 11 U.S.C. 363 and 364 and Federal Rules of Bankruptcy Procedure 4001 re:
                  Emergency Motion for Order Authorizing Post-Petition Secured Indebtednesses.

         (3) Joint Stipulation and Second Agreed Interim Order (i) Approving Post-Petition Financing, (ii) Granting Senior Liens and Super-Priority Administrative Expense Treatment, (iii) Providing Adequate Protection, (iv) Modifying the Automatic Stay, (v) Authorizing Debtor to Enter Into Agreements with Lender.

         (4) Order Granting Motion to Reject Lease of Non-Residential Real Property.

         (5) Order Granting Motion to Approve Procedure for Sale of Certain Assets of the Debtor.

         (6) Order Pursuant to Sections 105,363,365 and 1146 of the Bankruptcy Code: (a) Authorizing and Approving Asset Purchase Agreement with Buyer; (b) Authorizing the Sale of Substantially all of Debtor's Assets, Free and Clear of All Liens, Claims, Interest, Charges and Encumbrances, subject to the terms of the Asset Purchase Agreement; (c) Authorizing the Debtor to Consummate all Transactions Related to the above; and (d)Granting Other Relief re:Emergency Motion for Order (i)

                  Approvingand Establishing Notice and Sale Procedures for the Sale of Certain Assets of the Estate; (ii) Authorizing the Sale of such Assets Free and Clear of all Liens, Claims, Interests and Encumbrances; and (iii) Authorizing the Assumption and Assignment of Certain Executory Contracts.

         (7)      ORDER GRANTING MOTION TO APPROVE PAYMENT TO LINCOLN  PARTNERS,
                  LLC.

VI.      GENERAL INFORMATION ABOUT THE CLAIMS PROCEDURE.

         A.   PROCEDURES FOR RESOLVING CONTESTED CLAIMS.

         The Debtor and/or the Plan Trustee shall have the sole right and duty to review Claims and object to the Proof of Claim filed by any party or claimant, if appropriate. Objections to Claims must be filed with the Bankruptcy Court no later than 90 days after the Effective Date and served upon the holders of each of the Claims to which objections are made. The Debtor has not performed a claims analysis. Any and all claims in all classes may be subject to objection.

         If the Debtor or Plan Trustee files an objection to a Claim, the Creditor shall file a response to any such objection within twenty (20) days from the mailing date set out in the certificate of service for the objection. Responses may take one of two forms, namely, a consent to the objection, or a non-consenting response. A non-consenting response shall state specific reasons for allowance of the claim (and all parts there), shall list the names and addresses of any and all witnesses to be called in support of the response, and shall include copies of all documents (including invoices, security documents and the like) relied upon by the non-consenting party to support allowance of the Claim or Interest. Copies of such responses shall be served upon the attorneys for the Debtor or the Plan Trustee as applicable. Failure to timely file a response shall result in a deemed consent to the objection, and upon the expiration of the thirty (30) day period, the Court may enter an order without further notice or hearing, in the event a timely non-consenting response is filed, the Court shall set a hearing on not less than thirty (30) days' notice to the parties in accordance with Bankruptcy Rule 3007.

         The Plan Trustee shall have responsibility for litigating, withdrawing or resolving all objections to claims after the Effective Date.

         Except as otherwise provided in the Plan, the allowance of any pre-petition Claim, the resolution of any Claim dispute, or the payment of such Claims shall not, absent an express contrary ruling by the Court, operate as a bar, by application of the principles of res judicata or collateral estoppel, to the recovery of pre-petition Claims or the exercise of any right of setoff held by the Debtor with respect to the Claims held by the affected Claimants. To the extent such right of offset is not resolved in the Claim objection process, any affected Claimant shall retain its right of offset of mutual Claims as provided in sec.553 of the Bankruptcy Code.

         Any amendments to claims previously filed must be filed prior to the Effective Date or they will be void.

         B.   PENDING LITIGATION, ACTIONS PERTAINING  TO   FRAUDULENT TRANSFERS,
VOIDABLE  PREFERENCES  AND  EQUITABLE  SUBORDINATION;  AND EXECUTORY CONTRACTS.

         With respect to executory contracts, the Plan generally provides for rejection of all executory contracts, except those expressly assumed. There is no pending litigation regarding preferences, fraudulent transfers or subordination claims, but the Debtor, or the Plan Trustee, reserves the right to investigate and bring appropriate actions for recovery of fraudulent transfers or voidable preferences.

         XeTel was the defendant in several cases pending at the time Debtor's bankruptcy case was filed; those cases have been stayed. Pending litigation in which the Debtor is a plaintiff and seeks affirmative recovery of amounts owed XeTel includes:

         (1) Cause No. GN102123; XeTel Corporation v. Audio Intelligence Devices et al; In the 345th District Court, Travis County, Texas

         (2)      Adversary  No.   03-1016FM;   XeTel   Corporation  v.  Digital
                  Recorders,   Inc.;  In  the  U.S.  Bankruptcy  Court,  Western
                  District of Texas, Austin Division

         (3)      Adversary  No.   03-1005FM;   XeTel  Corporation  v.  Foss-NIR
                  Systems, Inc.; In the U.S. Bankruptcy Court, Western District of Texas, Austin Division

         (4) Cause No. GN201901; XeTel Corporation v. ION Networks, Inc.; In the 250th District Court, Travis County, Texas

         (5) Adversary No. 03-1004FM; XeTel Corporation v. Thermo measure Tech f/k/a TN Technologies, Inc.; In the U.S. Bankruptcy Court, Western District of Texas, Austin Division

         (6)      Adversary  No.   02-1208FM;   XeTel  Corporation  v.  Speedcom
                  Wireless Corporation; In the U.S. Bankruptcy Court, Western District of Texas, Austin Division

         The Debtor is also a party to an ongoing dispute with Ericsson, Inc., relating to a Confidential Release and Settlement Agreement dated February 12, 2002. This Agreement resolved certain then- pending disputes between the parties. The Debtor now believes that Ericsson has breached this Agreement, and is pursuing claims against Ericsson which may exceed $1 million. Ericsson disputes the Debtor's allegations.

         Additionally, as noted above, the Debtor is the plaintiff in a lawsuit against Focus Management Group USA, Inc.("Focus") pending in the United States District Court in Florida. XeTel entered an Agreement for Consulting Services dated October 30, 2001. Pursuant to the Agreement, Focus agreed to provide turnaround consulting services to assist XeTel with its cash position. Focus held itself out as having the experience and expertise to perform these services. In the lawsuit, the Debtor alleges that not only did Focus fail to perform its obligations, it lacked the experience and expertise to perform its duties, including, but not limited to, a lack of supposed expertise in connection with negotiating property tax obligations. Focus' inability to perform its duties have damaged XeTel. Focus disputes these allegations.

         Any party which has done business with XeTel may be sued for affirmative claims, avoidance of transactions, preferences or for any other actions under applicable law.

VII.     SECURITIES LAWS CONSIDERATIONS.

         No securities are being issued pursuant to the Plan. Because the Debtor is a public company, and because the Debtor's stock is being canceled as a result of the Plan, any equity security holders are advised to seek their own counsel concerning these issues.

VIII.    CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN.

         The transactions contemplated by the confirmation of the plan may have an impact on the tax treatment received with respect to distributions under the Plan. That impact may be adverse to the creditor or interest holder.

         An analysis of federal income tax consequences of the plan to creditors, interest holders, and the Debtor requires a review of the Internal Revenue Code ("IRS Code"), the Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practice. The Plan and its related tax consequences are complex. Neither the Debtor nor the Debtor's counsel have requested a ruling from the Internal Revenue Service with respect to these matters. Accordingly, no assurance can be given as to the IRS's interpretation of this Plan.

         THE TRANSACTION CONTEMPLATED BY THE CONFIRMATION OF THE PLAN MAY HAVE AN IMPACT ON THE TAX TREATMENT OF ANY CREDITOR OR INTEREST HOLDER. THAT IMPACT MAY BE ADVERSE TO THE CREDITOR OR INTEREST HOLDER. NOTHING HEREIN IS INTENDED TO BE ADVICE OR OPINION AS TO THE TAX IMPACT OF THE PLAN ON ANY INDIVIDUAL CREDITOR OR INTEREST HOLDER. EACH CREDITOR OR INTEREST HOLDER IS CAUTIONED TO OBTAIN INDEPENDENT AND COMPETENT TAX ADVICE PRIOR TO VOTING ON THE PLAN.

IX.      CONFIRMATION OF THE DEBTOR'S PLAN.

         Under the Bankruptcy Code, the following steps must be taken to confirm the Plan:

         A.   CONFIRMATION HEARING.

         The Bankruptcy Code requires the Court, after notice, to hold a hearing on confirmation of the plan, at which any party-in-interest may object to confirmation of the Plan.

         The date and time of the hearing on confirmation of the Plan will be set forth in a notice to each Creditor. The hearing may be adjourned from time to time by the Court without further notice except for an announcement made at the hearing or any adjournment thereof. Any objection to confirmation of the Plan must be made in writing and filed with the Court and served upon the Debtor's counsel and Committee's counsel at the address listed below, together with proof of service, on or before the date set by the Court:

                        Hohmann, Taube & Summers, L.L.P.
                            100 Congress, Suite 1600
                               Austin, Texas 78701
                            Attention: Eric J. Taube
                                  512/472-5997
                               512/472-5248 [fax]

                            Cox & Smith Incorporated
                            112 E. Pecan, Suite 1800
                            San Antonio, Texas 78205
                           Attn: Patrick Huffstickler
                                  210/854-5560
                               210/236-8395 [fax]

         Objections to confirmation of the Plan are governed by Bankruptcy Rule 9014. UNLESS AN OBJECTION TO CONFIRMATION IS TIMELY SERVED AND FILED, IT WILL NOT BE CONSIDERED BY THE COURT.

         B.   REQUIREMENTS FOR CONFIRMATION OF PLAN.

         At the hearing on confirmation of the Plan, the Court shall determine whether the requirements of sec.1129 of the Bankruptcy Code have been satisfied, in which event the Court shall enter an order confirming the Plan. These requirements are as follows:

                  1. The Plan complies with the applicable provisions of the Bankruptcy Code.

                  2. The Debtor and Debtor's counsel have complied with the applicable provisions of the Bankruptcy Code.

                  3. The Plan has been proposed in good faith and not by any means forbidden by law.

                  4. Any payment made or promised by the Debtor or by a person issuing securities or acquiring property under the Plan, for services or for costs and expenses in, or in connection with the Chapter 11 Case or in connection with the Plan and incident to the Chapter 11 Case, has been disclosed to the Court, and any such payment made before the confirmation of the Plan is reasonable, or if such payment is to be fixed after confirmation of the Plan, such payment is subject to the approval of the Court as reasonable.

                  5. The Debtor has disclosed the identity and affiliations of any individual proposed to serve, after confirmation of the Plan, as a director, officer, or voting trustee of the Debtor, or a successor to the Trustee under the Plan, and the appointment to, or continuance in, such office of such individual, is consistent with the interests of Creditors and Equity Security Holders and with public policy, and the Debtor has disclosed the identity of any insider that will be employed or retained by the Reorganized Debtor and the nature of any compensation for each insider.

                  6. Any governmental regulatory commission with jurisdiction, after confirmation of the Plan, over the rates of the Debtor have approved any rate change provided for in the Plan, or such rate change is expressly conditioned on such approval.

                  7. With respect to each impaired class of Claims or Equity Security Holders, either each holder of a Claim or Equity Security Interest of such class has accepted the Plan, or will receive or retain under the Plan on account of such Claim or Equity Security Interest, property of a value, as of the Plan Effective Date, that is not less than the amount that such holder would so receive or retain if the Debtor were liquidated on such date under Chapter 7 of the Bankruptcy Code.

                  8. Each class of Claims or Equity Security Interest has either accepted the Plan, is not impaired under the Plan or is subject to cramdown.

                  9. Except to the extent that the holder of a particular Claim has agreed to a different treatment of such Claim, the Plan provides that Administrative Claims and Priority Claims will be paid in full on the Plan Effective Date and that Priority Tax Claim will receive on account of such Claims deferred cash payments, over a period not exceeding six (6) years after the date of assessment of such Claim, of a value, as of the Plan Effective Date, equal to the allowed amount of such Claim.

                  10. At least one class of Claims that is impaired under the Plan has accepted the Plan, determined without including any acceptance of the Plan by any insider holding a Claim of such class.

                  11. Confirmation of the Plan is not likely to be followed by the liquidation, or the need for further financial reorganization, of the Debtor or any successor to the Debtor under the Plan, unless such liquidation or reorganization is proposed in the Plan.

                  12. The Debtor believes that the Plan satisfies all of the statutory requirements of Chapter 11 of the Bankruptcy Code, that the Debtor has complied or will have complied with all of the requirements of Chapter 11 and that the proposal of the Plan is made in good faith.

                  13. The Debtor believes that the holders of all Claims impaired under the Plan will receive payments under the Plan having a present value as of the Plan Effective Date in amounts not less than the amounts likely to be received if the Debtor were liquidated under Chapter 7 of the Bankruptcy Code.

         C.   CRAMDOWN.

         In the event that any impaired class of Claims or Interests does not accept the Plan, the Court may still confirm the Plan at the request of the Debtor if, as to each impaired class which has not accepted the Plan, the Plan "does not discriminate unfairly" and is "fair and equitable." A plan of reorganization does not discriminate unfairly within the meaning of the Bankruptcy Code if no class receives more than it is legally entitled to receive for its Claims or Equity Security Interests. "Fair and equitable" has different meanings for Secured Claims and Unsecured Claims.

         With respect to a Secured Claim, "fair and equitable" means either: (i) the impaired Secured Creditor retains its liens to the extent of its Allowed Claim and receives deferred cash payments at least equal to the allowed amount of its Claim with a present value of the Plan Effective Date at least equal to the value of such Secured Creditor's interest in the property securing its liens; or (ii) property subject to the lien of the impaired Secured Creditor is sold free and clear of that lien, with that lien attaching to the proceeds of the sale, and such lien proceeds must be treated in accordance with clauses (i) and (iii) hereof; or (iii) the impaired Secured Creditor realizes the "indubitable equivalent" of its claim under the Plan.

         With respect to an Unsecured  Claim,  fair and equitable"  means either
(i) each impaired Unsecured Creditor receives or retains property of a value equal to the amount of its Allowed Claim; or (ii) the holders of the Claims and Equity Security Interests that are junior to the Claim of the dissenting class will not receive any property under the Plan.

         With respect to an Interest, "fair and equitable" means either (i) each holder of an Impaired Interest of such Class receives property of a value equal to the greatest of (a) the allowed amount of any fixed liquidation preference to which such holder is entitled, or (b) any fixed redemption price to which such holder is entitled, or (ii) the value of such Interest that is junior in priority to the Interests of the dissenting Class will not receive any Property under the Plan.

         The absolute priority rule set forth in sec.1129(b)(2)(B) of the Bankruptcy Code requires a cram-down of a plan of reorganization over a dissenting creditor class to meet an "either/or" test. Either (i) the members of each dissenting impaired class of unsecured claims must receive property of a value, as of the effective date of the plan, equal in amount to such class members' allowed claim; or (ii) holders of claims and interests that are junior to each dissenting impaired class of claims must not receive any property under the plan of reorganization. The absolute priority rule applies only in cases when a class of claims or Equity Interests is both impaired and does not accept the plan. Thus, the absolute priority rule does not apply to all classes of claims and Equity Interests but only to the dissenting class and classes junior to the dissenting class. The Debtor believe that the Plan satisfies the absolute priority rule.

         In the event one or more classes of impaired Claims or Interests rejects the Plan, the Court will determine at the hearing for confirmation of the Plan whether the Plan is fair and equitable and does not discriminate unfairly against any rejecting impaired class of Claim. If the Court determines that the Plan is fair and equitable and does not discriminate unfairly against any rejecting impaired class of Claims or Interests, the Court can confirm the Plan over the objection of any impaired class.

X.       VOTING PROCEDURES AND REQUIREMENTS.

         A.   BALLOTS AND VOTING DEADLINE.

         In addition to this Disclosure Statement and a copy of the Plan, each Creditor entitled to vote will hereafter be provided with a ballot to be used for voting to accept or reject the Plan, together with a postage paid return envelope.

         In order to be counted for voting purposes, ballots for the acceptance or rejection of the Plan must be completed and returned to the Debtor's counsel by 5:00 p.m. on May 12, 2003. The deadline for submitting ballots and objections is set forth on pg. 4-5 of this Disclosure Statement.

         Whether or not the Creditor entitled to vote expects to be present at the hearing, each Creditor is urged to complete, date, sign and properly mail the ballot to the following address:

                  Hohmann, Taube & Summers, L.L.P.
                  Attention: XeTel Ballots
                  100 Congress, Suite 1600
                  Austin, Texas 78701

         B.   CREDITORS ENTITLED TO VOTE.

         Any Creditor whose Claim is impaired under the Plan is entitled to vote, if either (i) its Claim has been scheduled by the Debtor (and such Claim is not scheduled as disputed, contingent or unliquidated), or (ii) it has filed a proof of Claim on or before the first date set by the Court for such filings. Any Claims as to which an objection has been filed (and such objection is still pending) is not entitled to vote, unless the Court temporarily allowed the Claim in an amount which it deems proper for the purpose of accepting or rejecting the Plan upon application by the Creditor. Such application must be heard and determined by the Court at such time as specified by the Court. A Creditor's vote may be disregarded if the Court determines that the Creditor's acceptance or rejection was not solicited or procured in good faith or in accordance with the provisions of the Bankruptcy Code.

         C.   DEFINITION OF IMPAIRMENT.

         Under sec.1124 of the Bankruptcy Code, a class of Claims or Equity Security Interests is impaired under a Chapter 11 plan unless, with respect to each Claim or interest of such class, the Plan:

                  1. Leaves unaltered the legal, equitable, and contractual rights of the holder of such Claim or Equity Security Interest; or

                  2. Notwithstanding any contractual provision or applicable law that entitled the holder of a Claim or Equity Security Interest to receive accelerated payment of its Claim or Equity Security Interest after the occurrence of default:

                           (a) Cures any such  default that  occurred  before or
                  after the commencement of the case under the Bankruptcy Code, other than a default that consists of a breach of any provision relating to the insolvency or financial condition of the Debtor at any time before the closing of the case, the commencement of a case under the Bankruptcy Code, or the appointment of or taking possession by a trustee in a case under the Bankruptcy Code;

                           (b) Reinstates the maturity of such Claim or Equity Security Interest as it existed before the default;

                           (c) Compensates the holder of such Claim or Equity Security Interest for damages incurred as a result of reasonable reliance on such contractual provision or applicable law; and

                           (d) Does not otherwise alter the legal, equitable, or
                  contractual rights to which such Claim or Equity Security Interest entitles the holder of such Claim or Equity Security Interest.

         D.   CLASSES IMPAIRED UNDER THE DEBTOR'S PLAN.

         The following classes of Claims and Interests are impaired under the Plan, and Creditors and Interest Holders holding Claims in such classes are entitled to vote to accept or reject the Plan: Classes III and IV. Class V receives no property and therefore is deemed to reject the Plan under 11 U.S.C. sec.1126(g). All other classes are unimpaired under the Plan and are deemed to have accepted

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the Plan.  The  unimpaired  classes,  therefore,  are not  entitled to vote with respect to the acceptance or rejection of the Plan.

         E.   VOTE REQUIRED FOR CLASS ACCEPTANCE.

         The Bankruptcy Code defines acceptance of a Plan by a class of creditors or Equity Security Interest holders as acceptance by holders of two-thirds (2/3) in dollar amount and a majority in number of the Claims or Equity Security Interests of that class which actually cast ballots for acceptance or rejection of the Plan; i.e., acceptance takes place only if sixty-six and two thirds percent (66 2/3%) in amount of claims and Equity Security Interests in each class and more than fifty percent (50%) of Claims or Equity Security Interests voting in each class cast their ballots in favor of acceptance.

XI.      IMPLEMENTATION OF THE PLAN.

         When the Plan is approved by the Court, the Bankruptcy Judge will sign an Order Confirming the Plan. The Effective Date will be the date set for the closing of the transactions and assignments contemplated by the Plan. The Debtor will set the closing as soon as practicable after confirmation of the Plan but, in no event, more than thirty (30) days after the Confirmation Date. The Debtor will be responsible for filing with the Court and serving upon parties in interest notice that the Effective Date has occurred within ten (10) days after the Effective Date.

         A.   MODIFICATION TO THE PLAN.

         Section 1127(a) of the Bankruptcy Code permits the Debtor to amend or modify the Plan at any time prior to Confirmation. Post-confirmation modifications of the Plan are allowed under sec.1127(a) of the Bankruptcy Code, if the proposed modification is offered before the Plan has been substantially consummated or pursuant to an article of the confirmed Plan authorizing the intended modification. The Debtor and Committee reserve the right to amend or modify the Plan at any time at which such modification is permitted under the Bankruptcy Code.

         In the event that the Debtor proposes to modify the Plan prior to the Confirmation Order, further disclosure pertaining to the proposed modification will be required only if the Court finds, at the hearing, that the pre-confirmation modifications adversely change the treatment of any Creditor or Equity Security Interest holder who has previously accepted the Plan. If the proposed pre- confirmation modification is material and adverse, or if a post confirmation modification is sought, the Debtor intends to supplement this Disclosure Statement to describe the changes made in the Plan and the reasons for any proposed modifications.

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         B.   RETENTION OF JURISDICTION.

         As set forth in the Plan, the Court will retain Jurisdiction over substantially all matters arising in connection with the Chapter 11 Case and the Plan.

XII.     CONCLUSION.

         The Debtor believes that the treatment afforded creditors under the proposed Plan provides the best alternative to its Creditors, and urges that you vote in favor of the Plan.

         DATED this _______ day of ________________________________, 2003.

                            XETEL CORPORATION

                            By:_________________________________________
                                  Angelo DeCaro, Jr., President


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                        HOHMANN, TAUBE & SUMMERS, L.L.P.


                        By:_________________________________________
                                   Eric J. Taube
                                   State Bar No. 19679350
                                   Mark C. Taylor
                                   State Bar No. 19713225
                            100 Congress Avenue, Suite 1600
                            Austin, Texas 78701
                            (512) 472-5997
                            (512) 472-5248 [fax]

                            ATTORNEYS FOR DEBTOR





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